SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 OCTOBER 8, 2002

                              KANSAS CITY SOUTHERN

               (Exact name of company as specified in its charter)


          DELAWARE                      1-4717                 44-0663509
-----------------------------     --------------------  ------------------------
(State or other jurisdiction       (Commission file        (IRS Employer
      of incorporation)                  number)          Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105

               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (816) 983 - 1303

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 EXHIBIT NO.           DOCUMENT

                 (99)                  Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated October 8, 2002 entitled, "Kansas City Southern Announces Third Quarter Earnings Release Date, Conference Call," is attached hereto as
                                       Exhibit 99.1


ITEM 9.          REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 8, 2002, announcing the date, time and other relevant information regarding the Company's third quarter meeting and conference call of its financial results for the three and nine months ended September 30, 2002.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Kansas City Southern

Date: October 10, 2002                 By:         /S/  LOUIS G. VAN HORN
                                          --------------------------------------
                                                      Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU

Date:                 October 8, 2002

Media Contact:        William H. Galligan                  Phone:   816/983-1551
                      william.h.galligan@kcsr.com          Fax:     816/983-1590




KANSAS CITY SOUTHERN ANNOUNCES THIRD QUARTER EARNINGS RELEASE DATE, CONFERENCE CALL

Kansas City Southern (KCS) will report financial results for Third Quarter 2002 on Thursday, October 31st, prior to the opening of trading on the New York Stock Exchange (NYSE).

KCS management will discuss the Company's third quarter results via a telephone conference on Thursday, October 31st at 10:00 am Eastern time. Shareholders and interested parties are invited to participate by calling 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096 (International/Local). A replay of the conference call will be available by calling 1-800-642-1687 (U.S./Canada) or 1-706-645-9291 (International/Local), Conference ID: 6075947. The replay will be available two hours after the conference and can be accessed for one week (Oct. 31 - Nov. 6). The accompanying slides to the presentation will be available on the KCS website, WWW.KCSI.COM, immediately prior to the telephone conference.

KCS is a transportation holding company with railroad investments in the United States, Mexico, and Panama. Its primary holding is Kansas City Southern Railway. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the U.S. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada, and Mexico.